UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 16, 2008
_______________________

Sysco Corporation
(Exact name of registrant as specified in its charter)
_________________________

Delaware	1-06544	74-1648137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1390 Enclave Parkway, Houston, TX 77077-2099
(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code: (281) 584-1390

N/A
(Former name or former address, if changed since last report)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

 (e) On December 16, 2008, the Board of Directors (the “Board”) of Sysco Corporation (“Sysco” or the “Company”), upon recommendation of the Compensation Committee (the “Committee”) of the Board, adopted the Eighth Amended and Restated Sysco Corporation Supplemental Executive Retirement Plan (the “Plan”).  The new Plan is effective June 28, 2008 and replaces the Seventh Amended and Restated Sysco Corporation Supplemental Executive Retirement Plan (the “Prior Plan”).  With respect to the compensation of Sysco’s current Named Executive Officers disclosed in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on October 7, 2008, the new Plan is similar to the Prior Plan in all material respects, except as described herein.  Each of the Named Executive Officers participated in the Prior Plan and is currently a participant in the new Plan.

A summary of the material terms and conditions of the Prior Plan, as it relates to the compensation of the Named Executive Officers and other corporate officers, can be found in the Company’s proxy statement that was filed with the U.S. Securities and Exchange Commission on October 7, 2008, under the caption “Executive Compensation—Pension Benefits—Supplemental Executive Retirement Plan,” beginning on page 52.  This information is incorporated by reference into this Form 8-K.  Set forth below is a summary of the material differences between the new Plan and the Prior Plan.

Two Benefit Levels

The new Plan provides two levels of benefits to Plan participants:

•	SERP benefits based on the model contained in the Prior Plan (“SERP”)
•	Participation in the newly created MIP Retirement Program (“MIPRP”)

Participation

All existing participants in the Prior Plan as of June 28, 2008, including the Named Executive Officers, are grandfathered into the new Plan so as to continue their participation in the SERP.  All new participants in Sysco’s Management Incentive Program (“MIP”) after June 28, 2008 are eligible to participate in the MIPRP unless the participant holds an “officer ranking,” as defined in the Plan, and the Committee affirmatively selects the participant for participation in the SERP.

SERP Benefits

With respect to the SERP, the terms of the new Plan are not materially different from the Prior Plan, with the exception of the following:

•
The Committee must affirmatively choose to include the Company CEO, President, Executive Vice Presidents, Senior Vice Presidents (including Senior Vice Presidents of Operating Companies) and Operating Company CEOs in the SERP.

•	Special vesting provisions have been removed for participants who separate from service due to disability on or after December 16, 2008.
•	The MIP Bonus is no longer capped at 150% of base pay for purposes of calculating the non-service related active death benefit.
•	The benefit payable upon the death of a vested, terminated participant prior to age 55 now reflects an actuarial reduction prior to age 55.
•
In order to comply with Section 409A (“Section 409A”) of the Internal Revenue Code, as amended (the “Code”), the Committee may transfer a Plan participant from the MIPRP, described below, to the SERP, but not from the SERP to the MIPRP.

•	The new Plan incorporates technical changes made to the SERP for the purposes of Section 409A documentary compliance.

MIPRP Benefits

The new Plan establishes the MIPRP as a nonqualified deferred compensation program in which individuals who first become MIP participants after June 28, 2008 are eligible to participate, provided however that the Committee has discretion to exclude an otherwise eligible MIP participant, with exclusionary authority delegated to Sysco’s CEO or COO, except with respect to executive officers of Sysco.  The material terms of the MIPRP are as follows:

•	Benefit Accrual Period -- Upon entry into the MIPRP, participants accrue MIPRP benefits from the later of their date of hire with Sysco or July 2, 1989.
•
Calculation of Benefits -- For each calendar year of the benefit accrual period, in most instances, the benefit is 1.5% of the excess of MIPRP Compensation over the government pay limit for such year.  Starting with the year of the participant’s entry into the MIP, MIPRP Compensation equals base pay plus regular MIP bonuses, with the amount of the MIP bonuses subject to a cap of 150% of base salary.  Grants of cash performance units, restricted stock awards, options and all other supplemental or additional bonuses are excluded. For each calendar year of the benefit accrual period that is prior to MIP entry, MIPRP Compensation equals the participant’s Pension Plan compensation, without regard to the government pay limit.

•	Accrued Benefit – The accrued benefit equals 1.5% of the sum of MIPRP Compensation over the benefit accrual period.
•
Vesting – Participants are 100% vested at age 55 with at least 10 years of Vesting Service, as defined in the Plan, or at age 65, regardless of the number of years of Vesting Service.  At the Committee’s discretion, vesting may be accelerated up to 100%.  A participant’s pre-acquisition service will count toward Vesting Service, but benefits do not accrue prior to the date of hire.  100% vesting occurs upon a defined Change of Control of the Company.

•
Benefit Commencement – Benefit payments begin at retirement or, if the participant has 10 years of Vesting Service at separation, at age 55.  In each case, the benefit will be reduced if payments begin before age 65.  Based on the age at commencement, benefits are reduced by 6.67% per year from ages 65 to 60 and by 3.33% per year from ages 60 to 55.  Otherwise, benefit payments are deferred to age 65 (or retirement, if later).

•
Parachute Cutback – In the event that any payment or benefit received or to be received by a participant in connection with a Change of Control of the Company would not be deductible, in whole or in part, by the Company or any affiliate of the Company, as a result of Section 280G of the Code, the participant’s benefits payable under the Plan will be reduced by such amount, unless the Committee decides otherwise upon a determination that the specific situation warrants a waiver of this provision.  The participant’s MIPRP benefits would be reduced first, followed by a reduction in SERP benefits and benefits under Sysco’s Executive Deferred Compensation Plan.

•	Other MIPRP Provisions – The form of payment, ancillary benefits and other MIPRP provisions are not materially different from the SERP counterparts.

SECTION 8 – OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

On December 22, 2008, Sysco issued a press release (the “Press Release”), a copy of which is attached hereto as Exhibit 99.1.  Sysco hereby incorporates by reference herein the information set forth in the Press Release.

Except for the historical information contained in this report, the statements made by Sysco are forward looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Sysco’s future financial performance could differ significantly from the expectations of management and from results expressed or implied in the Press Release. Forward-looking statements in the Press Release are subject to certain risks and uncertainties described in the Press Release. For further information on other risk factors, please refer to the “Risk Factors” contained in Sysco’s Annual Report on Form 10-K for the fiscal year ended June 28, 2008 as filed with the Securities and Exchange Commission.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits.

Exhibit Number	Description

99.1	Press Release dated December 22, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Sysco Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sysco Corporation

Date: December 22, 2008	By: /s/ Michael C. Nichols
Michael C. Nichols
Senior Vice President, General Counsel and Corporate Secretary